Debt and liquidity	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Long-term Debt and Capital Lease Obligations [Abstract]
Debt And Liquidity

(6)   Debt and liquidity

The following table presents our long-term debt:

	As of June 30, 2018	As of December 31, 2017

	(Dollars in thousands)
Old Credit Facility (Old Revolving Facility and Old Term Loan Facility)	$—	$58,192
Senior Notes	—	280,586
2018 Credit Facility (2018 Term Loan and 2018 Revolving Facility)	2,209,075	—
Other Debt	931	596

Total Debt	2,210,006	339,374
Less: Short-term Debt	(106,378)	(16,474)

Long-term Debt	$2,103,628	$322,900

The fair value of debt approximated the book value of $2,210.0 million as of June 30, 2018.

Senior notes

On November 20, 2012, the Company issued $300 million principal amount of 6.375% Senior Notes due 2020 (the "Senior Notes"). The Senior Notes were the Company's senior unsecured obligations and ranked pari passu with all of the Company's existing and future senior unsecured indebtedness. The Senior Notes were guaranteed on a senior unsecured basis by each of the Company's existing and future subsidiaries that guarantee certain other indebtedness of the Company or another guarantor. The Senior Notes bore interest at a rate of 6.375% per year, payable semi-annually in arrears on May 15 and November 15 of each year. The Senior Notes were scheduled to mature on November 15, 2020.

The Company was entitled to redeem some or all of the Senior Notes at any time on or after November 15, 2016 at the redemption prices set forth in the indenture for the Senior Notes.

If, prior to maturity, a change in control (as defined in the indenture) of the Company occurred and thereafter certain downgrades of the ratings of the Senior Notes as specified in the indenture occurred, the Company would have been required to offer to repurchase any or all of the Senior Notes at a repurchase price equal to 101% of the aggregate principal amount of the Senior Notes, plus any accrued and unpaid interest.

The indenture for the Senior Notes also contained covenants that, among other things, limited the ability of the Company and certain of its subsidiaries to: (i) create liens or use assets as security in other transactions; (ii) engage in certain sale or leaseback transactions; and (iii) merge, consolidate or sell, transfer, lease or dispose of substantially all of their assets.

The indenture for the Senior Notes also contained customary events of default, including (i) failure to pay principal or interest on the Senior Notes when due and payable, (ii) failure to comply with covenants or agreements in the indenture or the Senior Notes which failures are not cured or waived as provided in the indenture, (iii) failure to pay indebtedness of the Company, any Subsidiary Guarantor or Significant Subsidiary (each, as defined in the indenture) in excess of $50.0 million within any applicable grace period after maturity or acceleration, (iv) certain events of bankruptcy, insolvency, or reorganization, (v) failure to pay any judgment or decree for an amount in excess of $50.0 million against the Company, any Subsidiary Guarantor or any Significant Subsidiary that was not discharged, waived or stayed as provided in the indenture, and (vi) cessation of any Subsidiary Guarantee (as defined in the indenture) to be in full force and effect or denial or disaffirmance by any subsidiary guarantor of its obligations under its subsidiary guarantee no longer outstanding. In the case of an event of default, the principal amount of the Senior Notes plus accrued and unpaid interest could have been accelerated.

As described below, the Senior Notes were redeemed on February 12, 2018.

Old credit facility

On April 23, 2014, the Company and certain of its subsidiaries entered into an Amended and Restated Credit Agreement ("Old Credit Agreement") with a borrowing capacity of $400 million and a maturity date of April 2019. On February 27, 2015, GrafTech and certain of its subsidiaries entered into a further Amended and Restated Credit Agreement that provided for, among other things, greater financial flexibility and the Old Term Loan Facility. The Old Revolving Facility and Old Term Loan Facility both had maturity dates of April 2019.

On July 28, 2015, the Company and certain of its subsidiaries entered into an amendment to the Amended and Restated Credit Agreement to change the terms regarding the occurrence of a default upon a change in control (which was defined thereunder to include the acquisition by any person of more than 25 percent of the Company's outstanding shares) to exclude the acquisition of shares by Brookfield. In addition, effective upon such acquisition, the financial covenants were eased, resulting in increased availability under the Old Revolving Facility. The size of the Old Revolving Facility was also reduced from $400 million to $375 million. The size of the Old Term Loan Facility remained at $40 million.

On April 27, 2016, the Company and certain of its subsidiaries entered into an amendment to the Old Revolving Facility. The size of the Old Revolving Facility was permanently reduced from $375 million to $225 million. New covenants were also added to the Old Revolving Facility, including a requirement to make mandatory repayments of outstanding amounts under the Old Revolving Facility and the Old Term Loan Facility with the proceeds of any sale of all or any substantial part of the assets included in the Engineered Solutions segment and a requirement to maintain minimum liquidity (consisting of domestic cash, cash equivalents and availability under the Old Revolving Facility) in excess of $25 million. The covenants were also modified to provide for: the elimination of certain exceptions to the Company's negative covenants limiting the Company's ability to make certain investments, sell assets, make restricted payments, incur liens, incur debt and prepay or redeem other indebtedness; a restriction on the amount of cash and cash equivalents permitted to be held on the balance sheet at any one time without paying down the Old Revolving Facility and the Old Term Loan Facility; and changes to the Company's financial covenants so that until the earlier of March 31, 2019 or the Company had $75 million in trailing twelve month EBITDA (as defined in the Old Revolving Facility), the Company was required to maintain trailing twelve month EBITDA above certain minimums ranging from ($40 million) to $35 million, after which the Company's existing financial covenants under the Old Revolving Facility would apply.

With this amendment, the Company had full access to the $225 million Old Revolving Facility, subject to the $25 million minimum liquidity requirement. As of December 31, 2017, the Company had $39.5 million of borrowings on the Old Revolving Facility and $8.7 million of letters of credit drawn against the Old Credit Facility.

The $40 million Old Term Loan Facility was fully drawn on August 11, 2015. The balance of the Old Term Loan Facility was $18.7 million as of December 31, 2017.

The interest rate applicable to the Old Revolving Facility and Old Term Loan Facility was LIBOR plus a margin ranging from 2.25% to 4.75% (depending on the Company's total senior secured leverage ratio). The borrowers paid a per annum fee ranging from 0.35% to 0.70% (depending on the Company's senior secured leverage ratio) on the undrawn portion of the commitments under the Old Revolving Facility.

As described below, the outstanding indebtedness under the Old Revolving Credit Facility and the Old Term Loan was repaid as of February 12, 2018 and all commitments thereunder have been terminated.

Refinancing

On February 12, 2018, the Company entered into a credit agreement (the "2018 Credit Agreement") among the Company, GrafTech Finance Inc., a Delaware corporation and a wholly owned subsidiary of GrafTech ("GrafTech Finance"), GrafTech Switzerland SA, a Swiss corporation and a wholly owned subsidiary of GrafTech ("Swissco"), GrafTech Luxembourg II S.à.r.l., a Luxembourg société à responsabilité limitée and a wholly owned subsidiary of GrafTech ("Luxembourg Holdco" and, together with Finance and Swissco, the "Co Borrowers"), the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A. as administrative agent and as collateral agent, which provides for (i) a $1,500 million senior secured term facility (the "2018 Term Loan Facility") and (ii) a $250 million senior secured revolving credit facility (the "2018 Revolving Credit Facility" and, together with the 2018 Term Loan Facility, the "Senior Secured Credit Facilities"), which may be used from time to time for revolving credit borrowings denominated in dollars or Euro, the issuance of one or more letters of credit denominated in dollars, Euro, Pounds Sterling or Swiss Francs and one or more swing line loans denominated in dollars. Finance is the sole borrower under the 2018 Term Loan Facility while GrafTech Finance, Swissco and Lux Holdco are Co Borrowers under the 2018 Revolving Credit Facility. On February 12, 2018, GrafTech Finance borrowed $1,500 million under the 2018 Term Loan Facility (the "2018 Term Loans"). The 2018 Term Loans mature on February 12, 2025. The maturity date for the 2018 Revolving Credit Facility is February 12, 2023.

The proceeds of the 2018 Term Loans were used to (i) repay in full all outstanding indebtedness of the Co Borrowers under the Old Credit Agreement and terminate all commitments thereunder, (ii) redeem in full the Senior Notes at a redemption price of 101.594% of the principal amount thereof plus accrued and unpaid interest to the date of redemption, (iii) pay fees and expenses incurred in connection with (i) and (ii) above and the Senior Secured Credit Facilities and related expenses, and (iv) declare and pay a dividend to the sole pre-IPO stockholder, with any remainder to be used for general corporate purposes. See Note 8 "Interest expense" for a breakdown of expenses associated with these repayments. In connection with the repayment of the Old Credit Agreement and redemption of the Senior Notes, all guarantees of obligations under the Old Credit Agreement, the Senior Notes and related indenture were terminated, all mortgages and other security interests securing obligations under the Old Credit Agreement were released and the Old Credit Agreement and the indenture were terminated.

Borrowings under the 2018 Term Loan Facility bear interest, at Finance's option, at a rate equal to either (i) the Adjusted LIBO Rate (as defined in the 2018 Credit Agreement), plus an applicable margin initially equal to 3.50% per annum or (ii) the ABR Rate (as defined in the 2018 Credit Agreement), plus an applicable margin initially equal to 2.50% per annum, in each case with one step down of 25 basis points based on achievement of certain public ratings of the 2018 Term Loans.

Borrowings under the 2018 Revolving Credit Facility bear interest, at the applicable Co Borrower's option, at a rate equal to either (i) the Adjusted LIBO Rate, plus an applicable margin initially equal to 3.75% per annum or (ii) the ABR Rate, plus an applicable margin initially equal to 2.75% per annum, in each case with two 25 basis point step downs based on achievement of certain senior secured first lien net leverage ratios. In addition, the Co-Borrowers will be required to pay a quarterly commitment fee on the unused commitments under the 2018 Revolving Credit Facility in an amount equal to 0.25% per annum.

All obligations under the 2018 Credit Agreement are guaranteed by GrafTech, GrafTech Finance and each domestic subsidiary of GrafTech, subject to certain customary exceptions, and all obligations under the 2018 Credit Agreement of each foreign subsidiary of GrafTech that is a Controlled Foreign Corporation (within within the meaning of Section 956 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) are guaranteed by GrafTech Luxembourg I S.à.r.l., a Luxembourg société à responsabilité limitée and an indirect wholly owned subsidiary of GrafTech ("Luxembourg Parent"), Luxembourg Holdco and Swissco (collectively, the "Guarantors").

All obligations under the 2018 Credit Agreement are secured, subject to certain exceptions and Excluded Assets (as defined in the 2018 Credit Agreement), by: (i) a pledge of all of the equity securities of Finance and each domestic Guarantor (other than GrafTech) and of each other direct, wholly owned domestic subsidiary of GrafTech and any Guarantor, (ii) a pledge on no more than 65% of the equity interests of each subsidiary that is a Controlled Foreign Corporation (within the meaning of Section 956 of the Code), and (iii) security interests in, and mortgages on, personal property and material real property of GrafTech Finance and each domestic Guarantor, subject to permitted liens and certain exceptions specified in the 2018 Credit Agreement. The obligations of each foreign subsidiary of GrafTech that is a Controlled Foreign Corporation under the Revolving Credit Facility are secured by (i) a pledge of all of the equity securities of each Guarantor that is a Controlled Foreign Corporation and of each direct, wholly owned subsidiary of any Guarantor that is a Controlled Foreign Corporation, and (ii) security interests in certain receivables and personal property of each Guarantor that is a Controlled Foreign Corporation, subject to permitted liens and certain exceptions specified in the 2018 Credit Agreement.

The 2018 Term Loans amortize at a rate equal to 5% per annum of the original principal amount of the 2018 Term Loans payable in equal quarterly installments, with the remainder due at maturity. The Co-Borrowers are permitted to make voluntary prepayments at any time without premium or penalty, except in the case of prepayments made in connection with certain repricing transactions with respect to the 2018 Term Loans effected within twelve months of the closing date of the 2018 Credit Agreement, to which a 1.00% prepayment premium applies. GrafTech Finance is required to make prepayments under the 2018 Term Loans (without payment of a premium) with (i) net cash proceeds from non ordinary course asset sales (subject to customary reinvestment rights and other customary exceptions and exclusions), and (ii) commencing with the Company's fiscal year ending December 31, 2019, 75% of Excess Cash Flow (as defined in the 2018 Credit Agreement), subject to step downs to 50% and 0% of Excess Cash Flow based on achievement of a senior secured first lien net leverage ratio greater than 1.25 to 1.00 but less than or equal to 1.75 to 1.00 and less than or equal to 1.25 to 1.00, respectively. Scheduled quarterly amortization payments of the 2018 Term Loans during any calendar year reduce, on a dollar for dollar basis, the amount of the required Excess Cash Flow prepayment for such calendar year, and the aggregate amount of Excess Cash Flow prepayments for any calendar year reduce subsequent quarterly amortization payments of the 2018 Term Loans as directed by GrafTech Finance.

The 2018 Credit Agreement contains customary representations and warranties and customary affirmative and negative covenants applicable to GrafTech and restricted subsidiaries, including, among other things, restrictions on indebtedness, liens, investments, fundamental changes, dispositions, and dividends and other distributions. The 2018 Credit Agreement contains a financial covenant that requires GrafTech to maintain a senior secured first lien net leverage ratio not greater than 4.00:1.00 when the aggregate principal amount of borrowings under the 2018 Revolving Credit Facility and outstanding letters of credit issued under the 2018 Revolving Credit Facility (except for undrawn letters of credit in an aggregate amount equal to or less than $35 million), taken together, exceed 35% of the total amount of commitments under the 2018 Revolving Credit Facility. The 2018 Credit Agreement also contains customary events of default.

Brookfield promissory note

On April 19, 2018, we declared a dividend in the form of a $750 million promissory note (the "Brookfield Promissory Note") to the sole pre-IPO stockholder. The $750 million Brookfield Promissory Note was conditioned upon (i) the Senior Secured First Lien Net Leverage Ratio (as defined in the 2018 Credit Agreement), as calculated based on our final financial results for the first quarter of 2018, being equal to or less than 1.75 to 1.00, (ii) no Default or Event of Default (each as defined in the 2018 Credit Agreement) having occurred and continuing or that would result from the $750 million Brookfield Promissory Note and (iii) the satisfaction of the conditions occurring within 60 days from the dividend record date. Upon publication of our first quarter report on Form 10-Q, these conditions were met and, as a result, the Brookfield Promissory Note became payable.

The Brookfield Promissory Note had a maturity of eight years from the date of issuance and bore interest at a rate equal to the Adjusted LIBO Rate (as defined in the Brookfield Promissory Note) plus an applicable margin equal to 4.50% per annum, with an additional 2.00% per annum starting from the third anniversary from the date of issuance. We were permitted to make voluntary prepayments at any time without premium or penalty. All obligations under the Brookfield Promissory Note were unsecured and guaranteed by all of our existing and future domestic wholly owned subsidiaries that guarantee, or are borrowers under, the Senior Secured Credit Facilities. No funds were lent or otherwise contributed to us by the selling stockholder in connection with the Brookfield Promissory Note. As a result, we received no consideration in connection with its issuance. As described below, the Promissory Note was repaid in full on June 15, 2018.

First amendment to 2018 credit agreement

On June 15, 2018, the Company entered into a first amendment (the "First Amendment") to its 2018 Credit Agreement. The First Amendment amended the 2018 Credit Agreement to provide for an additional $750 million in aggregate principal amount of incremental term loans (the "Incremental Term Loans") to Finance. The Incremental Term Loans increased the aggregate principal amount of term loans incurred by Finance under the 2018 Credit Agreement from $1,500 million to $2,250 million. The Incremental Term Loans have the same terms as those applicable to the 2018 Term Loans, including interest rate, payment and prepayment terms, representations and warranties and covenants. The Incremental Term Loans mature on February 12, 2025, the same date as the 2018 Term Loans. GrafTech paid an upfront fee of 1.00% of the aggregate principal amount of the Incremental Term Loans on the effective date of the First Amendment.

The proceeds of the Incremental Term Loans were used to repay, in full, the $750 million of principal outstanding on the Brookfield Promissory Note.

(7)   Debt and liquidity

The following table presents our long-term debt:

	As of December 31, 2017	As of December 31, 2016

	(Dollars in thousands)
Credit Facility (revolving facility and term loan facility)	$58,192	$90,731
Senior Notes	280,586	274,132
Other Debt	596	569

Total Debt	339,374	365,432
Less: Short-term Debt	(16,474)	(8,852)

Long-term Debt	$322,900	$356,580

Old revolving credit facility and term loan facility

On April 23, 2014, the Company and certain of its subsidiaries entered into an amended and restated credit agreement governing a revolving facility with a borrowing capacity of $400 million and a maturity date of April 2019. On February 27, 2015, GrafTech and certain of its subsidiaries entered into a further amended and restated credit agreement that provided for, among other things, greater financial flexibility and a $40 million senior secured delayed draw term loan facility.

On July 28, 2015, GrafTech and certain of its subsidiaries entered into an amendment to the amended and restated credit agreement to change the terms regarding the occurrence of a default upon a change in control (which is defined thereunder to include the acquisition by any person of more than 25% of GrafTech's outstanding shares) to exclude the acquisition of shares by Brookfield (see Note 2). In addition, effective upon such acquisition, the financial covenants were eased, resulting in increased availability under the revolving facility. The size of the revolving facility was also reduced from $400 million to $375 million. The size of the term loan facility remained at $40 million.

On April 27, 2016, GrafTech and certain of its subsidiaries entered into an amendment to the revolving facility. The size of the revolving facility was permanently reduced from $375 million to $225 million. New covenants were also added to the revolving facility, including a requirement to make mandatory repayments of outstanding amounts under the revolving facility and the term loan facility with the proceeds of any sale of all or any substantial part of the assets included in the Engineered Solutions segment and a requirement to maintain minimum liquidity (consisting of domestic cash, cash equivalents and availability under the revolving facility) in excess of $25 million. The covenants were also modified to provide for: the elimination of certain exceptions to the Company's negative covenants limiting the Company's ability to make certain investments, sell assets, make restricted payments, incur liens and incur debt; a restriction on the amount of cash and cash equivalents permitted to be held on the balance sheet at any one time without paying down the revolving facility and the term loan facility; and changes to the Company's financial covenants so that until the earlier of March 31, 2019 or the Company has $75 million in trailing twelve month EBITDA (as defined in the revolving facility), the Company is required to maintain trailing twelve month EBITDA above certain minimums ranging from ($40 million) to $35 million after which the Company's existing financial covenants under the revolving facility will apply.

With this amendment, the Company has full access to the $225 million revolving facility, subject to the $25 million minimum liquidity requirement. As of December 31, 2017, the Company had $39.5 million of borrowings on the revolving facility and $8.7 million of letters of credit drawn against the revolving facility. As of December 31, 2016, the Company had $61.2 million of borrowings and $12.3 million of letters of credit, for a total of $73.5 million drawn against the revolving facility.

The $40 million term loan facility was fully drawn on August 11, 2015, in connection with the repayment of the Senior Subordinated Notes. The balance of the term loan facility was $18.7 million as of December 31, 2017.

The interest rate applicable to the revolving facility and term loan facility was LIBOR plus a margin ranging from 2.25% to 4.75% (depending on our total senior secured leverage ratio). The borrowers were required to pay a per annum fee ranging from 0.35% to 0.70% (depending on our senior secured leverage ratio) on the undrawn portion of the commitments under the Revolving Facility.

In the event that operating cash flows fail to provide sufficient liquidity to meet our business needs, including capital expenditures, any such shortfall would need to be made up by increased borrowings under our revolving facility, to the extent available. In accordance with our credit facility, we used cash proceeds from the sale of our Engineered Solutions businesses to repay borrowings outstanding under the revolving facility and the term loan.

As of December 31, 2017, we were in compliance with all financial and other covenants contained in the revolving facility, as applicable.

Senior notes

On November 20, 2012, the Company issued $300 million principal amount of 6.375% Senior Notes due 2020 (the "Senior Notes"). The Senior Notes are the Company's senior unsecured obligations and rank pari passu with all of the Company's existing and future senior unsecured indebtedness. The Senior Notes are guaranteed on a senior unsecured basis by each of the Company's existing and future subsidiaries that guarantee certain other indebtedness of the Company or another guarantor.

The Senior Notes bear interest at a rate of 6.375% per year, payable semi-annually in arrears on May 15 and November 15 of each year. The Senior Notes mature on November 15, 2020.

The Company is entitled to redeem some or all of the Senior Notes at any time on or after November 15, 2016, at the redemption prices set forth in the indenture. In addition, prior to November 15, 2016, the Company may redeem some or all of the Senior Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, plus a "make whole" premium determined as set forth in the indenture.

If, prior to maturity, a change in control (as defined in the indenture) of the Company occurs and thereafter certain downgrades of the ratings of the Senior Notes as specified in the indenture occur, the Company will be required to offer to repurchase any or all of the Senior Notes at a repurchase price equal to 101% of the aggregate principal amount of the Senior Notes, plus any accrued and unpaid interest. On August 17, 2015 a change in control occurred due to the merger (see Note 2 to the Financial Statements). However, the downgrade of the ratings of the Senior Notes, as specified in the indenture, did not occur. Therefore, the company was not and will not be required to offer to repurchase the Senior Notes as a result of the merger.

The indenture for the Senior Notes also contains covenants that, among other things, limit the ability of the Company and certain of its subsidiaries to: (i) create liens or use assets as security in other transactions; (ii) engage in certain sale/leaseback transactions; and (iii) merge, consolidate or sell, transfer, lease or dispose of substantially all of their assets.

The indenture for the Senior Notes also contains customary events of default, including (i) failure to pay principal or interest on the Senior Notes when due and payable, (ii) failure to comply with covenants or agreements in the indenture or the Senior Notes which failures are not cured or waived as provided in the indenture, (iii) failure to pay indebtedness of the Company, any Subsidiary Guarantor or Significant Subsidiary (each, as defined in the indenture) within any applicable grace period after maturity or acceleration and the total amount of such indebtedness unpaid or accelerated exceeds $50.0 million, (iv) certain events of bankruptcy, insolvency, or reorganization, (v) failure to pay any judgment or decree for an amount in excess of $50.0 million against the Company, any Subsidiary Guarantor or any Significant Subsidiary that is not discharged, waived or stayed as provided in the indenture, (vi) cessation of any Subsidiary Guarantee (as defined in the indenture) to be in full force and effect or denial or disaffirmance by any subsidiary guarantor of its obligations under its subsidiary guarantee, and (vii) a default under the Company's Senior Subordinated Notes. In the case of an event of default, the principal amount of the Senior Notes plus accrued and unpaid interest may be accelerated.

Senior subordinated notes

On November 30, 2010, in connection with the acquisitions of Seadrift Coke LP and C/G Electrodes, LLC, the Company issued Senior Subordinated Notes in an aggregate total face amount of $200 million. These Senior Subordinated Notes were non-interest bearing and matured in 2015. Because the Senior Subordinated Notes were non-interest bearing, the Company was required to record them at their present value (determined using an interest rate of 7%). The difference between the face amount of the Senior Subordinated Notes and their present value is recorded as debt discount. The debt discount was amortized to income using the interest method, over the life of the Senior Subordinated Notes.

On July 9, 2015, the Company provided notice to all holders of the Senior Subordinated Notes that, as permitted under the Senior Subordinated Notes, the Company intended to prepay in full the entire $200 million aggregate principal amount of the Senior Subordinated Notes after the Company's receipt of the proceeds of the issuance of Preferred Stock to Brookfield. See Note 2 for further discussion of the Preferred Stock issuance. This prepayment was consummated on August 11, 2015.

Refinancing

On February 12, 2018, the Company entered into a new credit agreement replacing the Senior Notes and the debt outstanding under the revolving facility. See Note 16 "Subsequent Events" for a full description of the transaction.